UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Principal Executive Officer

Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363

Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2025

Date of reporting period: July 31, 2025

Item 1. Reports to Stockholders.

(a)

O’Shaughnessy Market Leaders Value Fund
Class I | OFVIX
Annual Shareholder Report | July 31, 2025
This annual shareholder report contains important information about the O’Shaughnessy Market Leaders Value Fund for the period of August 1, 2024, to July 31, 2025. You can find additional information about the Fund at https://osfunds.com/. You can also request this information by contacting us at 1-877-291-7827.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$59	0.55%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the 12-month period ended July 31, 2025, the Market Leaders Value Fund underperformed its primary benchmark returning 15.89% (NAV) versus 16.54% for the Russell 1000® Index. Versus its secondary benchmark, the Market Leaders Value Fund outperformed the benchmark returning 15.89% (NAV) versus 8.79% for the Russell 1000® Value Index.
WHAT FACTORS INFLUENCED PERFORMANCE
RUSSELL 1000 INDEX COMPARISON
When looking at the contributions to performance, we first address how the investment process performed in the marketplace, and then examine the returns from different GICS sectors and specific stocks that contributed to performance. We evaluate the impact of our decision to start with an equal-weighted universe, as opposed to the market capitalization-weighted index, by measuring the difference in performance between the benchmark, and the benchmark as if it were an equal-weighted portfolio. In the period, having lower in market cap exposure aided the strategy by +3.89%. We measure the impact of our focus on the top decile of stocks by Shareholder Yield, which detracted -0.87%. From the top decile of Shareholder Yield, we eliminate low quality stocks. Doing so had a negative impact of -0.73% to relative returns. Our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile had a negative impact of -2.94%.
From a sector standpoint, our underweight Health Care and Real Estate and overweight to  Financials aided returns, while our overweight to Energy and underweight to Information Technology detracted from performance. Overall, sector allocation decisions hurt returns. Selection within sectors contributed and was a significant driver of performance. Selection within Information Technology and Financials was the largest contributor while selection within Industrials and Communication Services detracted. Key single name contributors for the period include Applovin Corp., Booking Holdings, Inc. and the screening of Apple, Inc. Overweights to General Mills, Inc. and Comcast Corp. detracted. The largest detractor from performance within the period was the screening of Nvidia and Broadcom, Inc., which had over 50% returns in the period.
RUSSELL 1000 VALUE INDEX COMPARISON
When looking at the contributions to performance, we first address how the investment process performed in the marketplace, and then examine the returns from different  GICS sectors and specific stocks that contributed to performance. We evaluate the impact of our decision to start with an equal-weighted universe, as opposed to the market capitalization-weighted index, by measuring the difference in performance between the benchmark, and the benchmark as if it were an equal-weighted portfolio. In the period, having lower in market cap exposure hurt the strategy by -0.25%. We measure the impact of our focus on the top decile of stocks by Shareholder Yield, which contributed +3.84%. From the top decile of Shareholder Yield, we eliminate low quality stocks. Doing so had a positive impact of +0.72% to relative returns. Our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile had a positive impact of +2.79%.
From a sector standpoint, our underweight Health Care and overweight to Financials aided returns, while our overweight to Energy and Materials detracted from performance. Overall, sector allocation decisions aided returns. Selection within
O’Shaughnessy Market Leaders Value Fund	PAGE 1	TSR-AR-00770X444

sectors also contributed and was a significant driver of outperformance. Selection within Information Technology and Financials was the largest contributors while selection within Industrials and Energy detracted. Key single name contributors for the period include Apploving Corp., United Health Group, and Booking Holdings, Inc. Overweights to General Mills, Inc., Centene Corp., and Lockheed Martin Corp. detracted as did the exclusion of JP Morgan Chase & Co.
POSITIONING
The Market Leaders Value Fund continues to key in on names with high-ranking Shareholder Yields. Stocks deliver returns to shareholders over time based on three drivers—ability to grow their business, expansion of their price multiple, and prudent capital allocation practices like returning capital to shareholders. We view share buybacks as one of many levers that management teams can use to allocate capital. Within Shareholder Yield, buybacks sit side-by-side with dividend yield, another mechanism for the return of capital. We acknowledge that all companies executing buybacks are not created equally, and some firms should likely not be returning cash. We believe these firms will likely go on to underperform, and our process is designed to exclude such stocks from our portfolio. We focus on a subset of firms returning capital to shareholders at super-normal rates, as this tends to be indicative of management’s conviction in the underlying business. Our quality screens further attempt to exclude firms executing buybacks for the wrong reasons—performing debt for equity swaps and manipulating earnings per share.
Because of our bias towards names with high Shareholder Yield and lower valuations, we utilize our secondary benchmark, the Russell 1000 Value, to measure our active positioning. These characteristics tend to differ meaningfully for the Russell 1000 Value versus the broad-based Russell 1000 and we believe the value index represents a comparison more closely aligned with the Fund’s process.
As of July 31, 2025, the Fund’s holdings showed a significantly higher Shareholder Yield than the benchmark. Our Fund returned over 2.3 times more capital to shareholders than the benchmark while maintaining a discounted Price to Earnings and Price to Sales ratio, 22% and 40% respectively. Additionally, our holdings have over 2.3 times free cash flow yield. Our Fund chooses holdings with disciplined management teams that have been returning capital to shareholders at super-normal rates.
Our research leads us to believe that market leadership is cyclical, but that valuation, quality, momentum, and yield are incredibly effective individual selection factors given a three- to five-year time horizon. We believe that maintaining a portfolio of stocks trading at discounted valuations that possess reasonable quality, decent momentum, and high shareholder yields is a compelling long-term investment strategy with a considerably higher probability of success than trying to generate outperformance through market timing or traditional stock picking.

Top Contributors
↑	KLA CORP.
↑	SYNCHRONY FINANCIAL
↑	HARTFORD FINANCIAL SERVICES
↑	MARATHON PETROLEUM CORP.
↑	DELL TECHNOLOGIES, INC.

Top Detractors
↓	C. H. ROBINSON WORLDWIDE, INC.
↓	COMCAST CORP.
↓	JP MORGAN CHASE & CO.
↓	COTERRA ENERGY, INC.
↓	GE AEROSPACE
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
O’Shaughnessy Market Leaders Value Fund	PAGE 2	TSR-AR-00770X444

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (02/26/2016)
Class I (without sales charge)	15.89	18.53	13.12
Russell 1000 Total Return	16.54	15.49	15.17
Russell 1000 Value Total Return	8.79	13.18	10.75
Visit https://osfunds.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of July 31, 2025)

Net Assets	$242,826,667
Number of Holdings	61
Net Advisory Fee	$900,665
Portfolio Turnover	83%
30-Day SEC Yield	1.95%
30-Day SEC Yield Unsubsidized	1.95%
Visit https://osfunds.com/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of July 31, 2025)

Top 10 Issuers	(% of net assets)
Wells Fargo & Co.	4.5%
Altria Group, Inc.	4.1%
Synchrony Financial	3.7%
MetLife, Inc.	3.6%
Fidelity National Information Services, Inc.	3.5%
Medtronic PLC	3.4%
Northern Trust Corp.	3.1%
PayPal Holdings, Inc.	2.9%
Bank of New York Mellon Corp.	2.9%
Tapestry, Inc.	2.8%
Sector Breakdown (% of net assets)
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://osfunds.com/.
The Fund is distributed by Quasar Distributors, LLC.
O’Shaughnessy Market Leaders Value Fund	PAGE 3	TSR-AR-00770X444

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your O’Shaughnessy Asset Management, LLC documents not be householded, please contact O’Shaughnessy Asset Management, LLC at 1-877-291-7827, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by O’Shaughnessy Asset Management, LLC or your financial intermediary.
O’Shaughnessy Market Leaders Value Fund	PAGE 4	TSR-AR-00770X444

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Joe D. Redwine, Ms. Michele Rackey, Ms. Anne Kritzmire and Mr. Craig Wainscott are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2025	FYE 7/31/2024
(a) Audit Fees	$17,500	$17,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,600	$3,600
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2025	FYE 7/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) During the audit of the registrant’s financial statements, 100 percent of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 7/31/2025	FYE 7/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

O’Shaughnessy Market Leaders Value Fund
Core Financial Statements
July 31, 2025

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2025

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.8%
Lockheed Martin Corp.	5,257	$2,213,092
RTX Corp.	28,797	4,537,543
		6,750,635
Automobiles - 2.7%
General Motors Co.	121,902	6,502,253
Broadline Retail - 2.6%
eBay, Inc.	68,347	6,270,837
Building Products - 3.5%
Builders FirstSource, Inc.(a)	19,031	2,419,411
Carlisle Companies, Inc.	16,786	5,954,162
		8,373,573
Capital Markets - 7.7%
Bank of New York Mellon Corp.	69,881	7,089,428
Goldman Sachs Group, Inc.	3,021	2,185,965
Northern Trust Corp.	58,176	7,562,880
State Street Corp.	16,161	1,805,992
		18,644,265
Chemicals - 3.1%
CF Industries Holdings, Inc.	22,804	2,116,895
DuPont de Nemours, Inc.	30,036	2,159,588
LyondellBasell Industries NV - Class A	55,848	3,235,275
		7,511,758
Commercial Banks - 6.9%
Regions Financial Corp.	129,378	3,277,145
Truist Financial Corp.	55,424	2,422,583
Wells Fargo & Co.	136,812	11,031,151
		16,730,879
Construction Materials - 0.7%
CRH PLC	17,432	1,663,884
Consumer Finance - 3.7%
Synchrony Financial	128,141	8,927,584
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	93,780	4,010,033
Electronic Equipment, Instruments & Components - 2.7%
Flex Ltd.(a)	6,929	345,549
Jabil, Inc.	28,171	6,286,922
		6,632,471

The accompanying notes are an integral part of these financial statements.

1

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2025(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Financial Services - 6.8%
Equitable Holdings, Inc.	15,372	$789,352
Fidelity National Information Services, Inc.	106,914	8,490,041
PayPal Holdings, Inc.(a)	103,801	7,137,357
		16,416,750
Food Products - 2.7%
General Mills, Inc.	79,268	3,882,547
Kraft Heinz Co.	96,255	2,643,162
		6,525,709
Health Care Equipment & Supplies - 3.4%
Medtronic PLC	90,228	8,142,175
Health Care Providers & Services - 4.4%
Centene Corp.(a)	60,657	1,581,328
Cigna Group	5,666	1,514,975
HCA Holdings, Inc.	13,704	4,851,079
Labcorp Holdings, Inc.	10,967	2,852,297
		10,799,679
Hotels, Restaurants & Leisure - 4.1%
Booking Holdings, Inc.	798	4,392,240
Expedia Group, Inc.	25,533	4,601,557
Marriott International, Inc. - Class A	3,496	922,350
		9,916,147
Household Durables - 0.3%
DR Horton, Inc.	5,494	784,763
Insurance - 6.8%
Aflac, Inc.	29,232	2,904,491
American International Group, Inc.	41,456	3,218,229
MetLife, Inc.	114,506	8,696,731
Principal Financial Group, Inc.	22,625	1,760,904
		16,580,355
IT Services - 3.4%
GoDaddy, Inc. - Class A(a)	3,287	531,114
Twilio, Inc. - Class A(a)	42,521	5,485,209
VeriSign, Inc.	8,477	2,279,211
		8,295,534
Machinery - 2.8%
Caterpillar, Inc.	15,620	6,841,872
Media - 3.4%
Comcast Corp. - Class A	177,187	5,887,924
Fox Corp. - Class A	42,968	2,395,896
		8,283,820

The accompanying notes are an integral part of these financial statements.

2

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
SCHEDULE OF INVESTMENTS
July 31, 2025(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Metals & Mining - 3.0%
Nucor Corp.	13,287	$1,900,971
Reliance, Inc.	12,099	3,510,283
Steel Dynamics, Inc.	14,948	1,906,767
		7,318,021
Oil, Gas & Consumable Fuels - 9.8%
Chevron Corp.	36,990	5,609,164
ConocoPhillips	30,171	2,876,503
Devon Energy Corp.	51,719	1,718,105
EOG Resources, Inc.	23,537	2,824,911
Marathon Petroleum Corp.	23,757	4,043,204
Phillips 66	8,944	1,105,299
Valero Energy Corp.	41,414	5,686,556
		23,863,742
Passenger Airlines - 0.3%
Southwest Airlines Co.	27,032	836,100
Pharmaceuticals - 2.7%
Johnson & Johnson	23,626	3,892,147
Pfizer, Inc.	115,238	2,683,893
		6,576,040
Technology Hardware, Storage & Peripherals - 0.7%
HP, Inc.	64,941	1,610,537
Textiles, Apparel & Luxury Goods - 2.8%
Tapestry, Inc.	64,023	6,916,405
Tobacco - 4.1%
Altria Group, Inc.	162,280	10,051,623
TOTAL COMMON STOCKS (Cost $211,809,310)		241,777,444
TOTAL INVESTMENTS - 99.6% (Cost $211,809,310)		241,777,444
Other Assets in Excess of Liabilities - 0.4%		1,049,223
TOTAL NET ASSETS - 100.0%		$242,826,667

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
(a)	Non-income producing security.
The accompanying notes are an integral part of these financial statements.

3

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2025

ASSETS:
Investments, at value	$241,777,444
Cash	1,296,092
Dividends receivable	284,333
Receivable for fund shares sold	138,056
Dividend tax reclaims receivable	11,485
Prepaid expenses and other assets	27,950
Total assets	243,535,360
LIABILITIES:
Payable for investments purchased	360,106
Payable for capital shares redeemed	181,549
Payable to adviser	83,508
Payable for audit fees	21,350
Payable for transfer agent fees and expenses	16,455
Payable for fund administration and accounting fees	14,146
Payable for custodian fees	4,195
Payable for compliance fees	2,500
Payable for Trustees’ fees and expenses	5,129
Payable for expenses and other liabilities	19,755
Total liabilities	708,693
NET ASSETS	$242,826,667
Net Assets Consists of:
Paid-in capital	$195,359,614
Total distributable earnings	47,467,053
Total net assets	$242,826,667
Class I
Net assets	$242,826,667
Shares issued and outstanding(a)	11,624,955
Net asset value per share	$20.89
Cost:
Investments, at cost	$211,809,310

(a)	Unlimited shares authorized without par value.
The accompanying notes are an integral part of these financial statements.

4

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2025

INVESTMENT INCOME:
Dividend income	$5,238,320
Total investment income	5,238,320
EXPENSES:
Investment advisory fee	900,665
Transfer agent fees	84,607
Fund administration and accounting fees	81,292
Federal and state registration fees	26,170
Trustees’ fees	24,149
Audit fees	21,450
Custodian fees	16,190
Reports to shareholders	15,113
Compliance fees	15,001
Legal fees	9,627
Insurance expense	5,220
Other expenses and fees	15,945
Total expenses	1,215,429
Net investment income	4,022,891
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	44,362,115
Net realized gain (loss)	44,362,115
Net change in unrealized appreciation (depreciation) on:
Investments	(14,289,878)
Net change in unrealized appreciation (depreciation)	(14,289,878)
Net realized and unrealized gain (loss)	30,072,237
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,095,128

The accompanying notes are an integral part of these financial statements.

5

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2025	2024
OPERATIONS:
Net investment income (loss)	$4,022,891	$5,018,054
Net realized gain (loss)	44,362,115	25,061,376
Net change in unrealized appreciation (depreciation)	(14,289,878)	13,828,006
Net increase (decrease) in net assets from operations	34,095,128	43,907,436
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings - Class I	(28,616,636)	(9,599,602)
Total distributions to shareholders	(28,616,636)	(9,599,602)
CAPITAL TRANSACTIONS:
Shares sold - Class I	43,475,641	21,775,460
Shares issued in reinvestment of distributions - Class I	25,180,367	8,523,063
Shares redeemed - Class I	(44,528,171)	(96,468,791)
Net increase (decrease) in net assets from capital transactions	24,127,837	(66,170,268)
NET INCREASE (DECREASE) IN NET ASSETS	29,606,329	(31,862,434)
NET ASSETS:
Beginning of the year	213,220,338	245,082,772
End of the year	$ 242,826,667	$213,220,338
SHARES TRANSACTIONS
Shares sold - Class I	2,187,663	1,187,705
Shares issued in reinvestment of distributions - Class I	1,236,757	499,301
Shares redeemed - Class I	(2,128,173)	(5,163,512)
Total increase (decrease) in shares outstanding	1,296,247	(3,476,506)

The accompanying notes are an integral part of these financial statements.

6

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
FINANCIAL HIGHLIGHTS
CLASS I

	Year Ended July 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$20.64	$17.75	$17.01	$17.62	$11.95
INVESTMENT OPERATIONS:
Net investment income	0.39	0.45	0.37	0.33	0.31
Net realized and unrealized gain (loss) on investments(a)	2.81	3.18	1.62	(0.61)	5.67
Total from investment operations	3.20	3.63	1.99	(0.28)	5.98
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.40)	(0.34)	(0.33)	(0.31)
Net realized gains	(2.52)	(0.34)	(0.91)	—	—
Total distributions	(2.95)	(0.74)	(1.25)	(0.33)	(0.31)
Net asset value, end of year	$20.89	$20.64	$17.75	$17.01	$17.62
Total return	15.89%	21.29%	12.38%	−1.67%	50.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$242,827	$213,220	$245,083	$255,672	$255,000
Ratio of expenses to average net assets	0.55%	0.54%	0.53%	0.52%	0.56%
Ratio of net investment income (loss) to average net assets	1.82%	2.16%	2.13%	1.89%	1.98%
Portfolio turnover rate	83%	54%	64%	97%	69%

(a)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

The accompanying notes are an integral part of these financial statements.

7

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025
NOTE 1 – ORGANIZATION
The O’Shaughnessy Market Leaders Value Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund, which is a diversified fund, began operations on February 26, 2016. The investment objective of the Fund is to seek long-term capital appreciation and current income. The Fund currently offers only Class I shares.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.
Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

8

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
For the year ended July 31, 2025, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$(4,370,032)	$4,370,032

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of July 31, 2025, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:
Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

9

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.
The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).
Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market system for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.
Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, O’Shaughnessy Asset Management, LLC (the “Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Common Stocks	$241,777,444	$—	$—	$241,777,444
Total Investments	$241,777,444	$—	$—	$241,777,444

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.
Accounting Pronouncements – Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 820): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the Financial Highlights for the Fund are the information utilized for the day-to-day management of the Fund. The Fund is

10

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million. For the year ended July 31, 2025, the Fund incurred $900,665 in advisory fees.
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses or class specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.65% of average daily net assets.
The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended July 31, 2025, there were no expenses waived or recouped by the Advisor. At July 31, 2025, there were no cumulative expenses subject to recapture.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2025 are disclosed in the Statement of Operations.
Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.
NOTE 5 – SHAREHOLDER SERVICING FEE
The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended July 31, 2025, the Fund did not accrue shareholder servicing fees.
NOTE 6 – PURCHASES AND SALES OF SECURITIES
For the year ended July 31, 2025, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $183,754,741 and $191,668,744, respectively. There were no purchases or sales of U.S. government securities during the year ended July 31, 2025.

11

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
NOTE 7 – LINE OF CREDIT
The Fund has a secured line of credit in the amount of $5,000,000, or 10% of the market value of the Fund, or 33.33% of the fair value of unencumbered assets of the Fund. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended July 31, 2025, the Fund did not draw upon its line of credit.
NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended July 31, 2025 and the year ended July 31, 2024 were as follows:

	July 31, 2025	July 31, 2024
Ordinary income	$4,210,957	$5,200,746
Long-term capital gains	24,405,679	4,398,856

As of July 31, 2025, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$211,809,310
Gross tax unrealized appreciation	38,673,017
Gross tax unrealized depreciation	(8,704,883)
Net tax unrealized appreciation(a)	29,968,134
Undistributed ordinary income	10,615,603
Undistributed long-term capital gain	25,133,130
Total distributable earnings	35,748,733
Other accumulated gains/(losses)	(18,249,814)
Total accumulated earnings/(losses)	$47,467,053

(a)	The difference between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.
At July 31, 2025, the Fund had short-term and long-term capital loss carryforwards of $17,666,629 and $583,185, respectively. These capital losses may be carried forward indefinitely to offset future gains.
NOTE 9 – PRINCIPAL RISKS
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
•
Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental

12

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•
Value Style Investing Risk. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•
Large-Sized Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Management Risk. The Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not work to meet the Fund’s investment objective.
•
Depositary Receipts Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Foreign Securities and Emerging Markets Risk. The risks of investing in the securities of foreign issuers, including depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

13

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
NOTES TO FINANCIAL STATEMENTS
at July 31, 2025(Continued)
•
Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

NOTE 10 – CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2025, National Financial Services LLC, for the benefit of their customers, owned 25.03% of the outstanding shares of the Fund.
NOTE 11 – TRUSTEES AND OFFICERS
Effective March 20, 2025, Mr. Albert Sosa was appointed Assistant Treasurer of the Trust.

14

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the O’Shaughnessy Market Leaders Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 29, 2025

15

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
ADDITIONAL INFORMATION
The below information is required disclosure from Form N-CSR
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Item 9. Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
Refer to information provided within financial statements.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable, investment advisory agreement was not approved during the reporting period.

16

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable, investment advisory agreement was not approved during the reporting period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Series Trust

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	10/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	10/2/2025

By (Signature and Title)*	/s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date	10/2/2025

* Print the name and title of each signing officer under his or her signature.